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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D. C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) September 9,1996


                     American Express Credit Account Master Trust
                              (Issuer in respect of the
                Class A Series 1996-1 6.80% Asset Backed Certificates
              and Class B Series 1996-1 6.95% Asset Backed Certificates)


                            American Express Centurion Bank
                      Co-Originator of the Trust and a Transferor
                 -----------------------------------------------------
                (Exact name of registrant as specified in its charter)

          Utah                   000-20787-01         11-2869526
- - ----------------------------     --------------      -----------------
(State or other jurisdiction     (Commission         (IRS Employer
    of incorporation)            File Numbers)       Identification No.)

  6985 Union Park Center, Midvale, Utah                   84047
- - ----------------------------------------                 -------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (801) 565-5000




                 American Express Receivables Financing Corporation II
                      Co-Originator of the Trust and a Transferor
                 -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                        000-20787         13-3854638
- - ----------------------------        ---------------       ----------------
(State or other jurisdiction         (Commission          (IRS Employer
    of incorporation)                File Numbers)        Identification No.)

200 Vesey Street, New York, New York                         10285
- - ---------------------------------------                      -------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (212) 640-4473

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Item 5.  Other Events.

A.  Monthly Servicer's Certificate.

         On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Agreement and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Class A Certificates and the Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

         The Monthly Servicer's Certificate for the September 16, 1996 Distribution Date covering the Monthly Period July 26 to August 26, 1996, is filed as Exhibit 20.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)  Not applicable.

                (b)  Not applicable.

                (c)  Exhibits:

         20.1. Series 1996-1 Monthly Servicer's Certificate for the September 16, 1996 Distribution Date.

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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated: September 16, 1996


                                        AMERICAN EXPRESS CREDIT ACCOUNT
                                        MASTER TRUST


                                        AMERICAN EXPRESS CENTURION BANK,
                                        TRANSFEROR


                                        By: /s/ Mark Hales
                                           ________________________________
                                           Name:   Mark Hales
                                           Title:  Chief Financial Officer



                                        AMERICAN EXPRESS RECEIVABLES
                                        FINANCING CORPORATION II, TRANSFEROR


                                        By: /s/ Leslie R. Scharfstein
                                           ________________________________
                                           Name:   Leslie R. Scharfstein
                                           Title:  President

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                                     EXHIBIT INDEX


Designation              Description                                     Page
- - -----------              ------------                                    ----
Exhibit 20.1             Series 1996-1 Monthly Servicer's Certificate      4
                         for the September 16, 1996 Distribution Date.